Exhibit 10.4

HOUSTON WIRE & CABLE COMPANY
2017 STOCK PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT
FOR KEY EMPLOYEES

A Stock Appreciation Right (“SAR”) Award (the “Award”) is hereby granted by Houston Wire & Cable Company, a Delaware corporation (the “Company”), to the Key Employee named below (the “Grantee”) relating to the Common Stock of the Company.

Key Employee:

Date of Award:

Number of Shares subject to SAR:

Exercise Price per Share:

End of Vesting Period:

The Award shall be subject to the following terms and conditions and the provisions of the Houston Wire & Cable Company 2017 Stock Plan (the “Plan”), a copy of which is attached hereto and the terms of which are hereby incorporated by reference.

1.                  Grant of Award. The Company hereby grants to the Grantee the Award of an SAR. An SAR is the right, subject to the terms and conditions of this SAR Agreement and the Plan, to receive upon exercise the number of Shares (or cash equal to the Fair Market Value of such number of Shares) having an aggregate Fair Market Value equal to (a) the excess of the Fair Market Value of one Share as of the date on which the SAR is exercised over the exercise price (the “Spread”), multiplied by (b) the number of Shares with respect to which the SAR is being exercised. The number of Shares and the exercise price per Share are subject to adjustment, as provided in the Plan.

2.                  Acceptance by Grantee. The receipt of the Award is conditioned upon its acceptance by the Grantee in the space provided therefor at the end of this Agreement and the return of an executed copy of this Agreement to the Secretary of the Company no later than ______________. If the Grantee shall fail to return this executed Agreement by the due date, the Grantee’s Award shall be forfeited to the Company.

3.                  Term. The term of the SAR shall be for a period of ten years from the Date of Award and shall expire at the close of regular business hours at the Company’s principal office, Houston Wire & Cable Company, 10201 North Loop East, Houston, Texas 77029 on the last day of the term of the SAR, unless the SAR terminates earlier as herein provided. Notwithstanding the foregoing, (a) if the Grantee’s employment with the Company and all Subsidiaries terminates for any reason other than death or disability, the then vested portion of the SAR shall continue to be exercisable until the earlier of (i) the 60th day after the date of such termination or (ii) ten years after the Date of Award, and (b) if the Grantee’s employment with the Company and all Subsidiaries terminates due to the Grantee’s death or disability, the then vested portion of the SAR shall continue to be exercisable until the earlier of (i) 12 months after the date of such termination or (ii) ten years after the Date of Award. In any event, any portion of the SAR that is not vested as of the date of termination of the Grantee’s employment shall expire as of such date and shall not be exercisable. For this purpose, “disability” has the meaning, and will be determined, as set forth in the Company’s long term disability program in which you participate.

4.                  Nontransferability. Except as set forth in Section 12 of the Plan, neither the Award nor the SAR subject to the Award may be sold, assigned, pledged, encumbered or otherwise transferred, voluntarily or involuntarily. Any attempted sale, assignment, pledge, encumbrance or transfer of the Award, other than in accordance with its terms, shall be void and of no effect.

5.                  Vesting.

(a)                Except as set forth in (b), (c) and (d) below, the Grantee shall become vested in the Award as follows:

(i)                 the SAR shall vest and become exercisable as to __________ Shares on ______________;

(ii)               the SAR shall vest and become exercisable as to __________ Shares on ______________; and

(iii)             the SAR shall vest and become exercisable as to __________ Shares on ______________.

(b)               If the Grantee’s employment with the Company and all subsidiaries terminates due to the Grantee’s death or disability, the Award shall vest as to a prorata number of unvested shares of Common Stock subject to the Award shall vest, such number to be determined by multiplying the number of unvested shares by a fraction, the numerator of which is the number of full months that have elapsed from the Date of Award to the termination of employment and the denominator of which is the number of full months in the vesting period. Award shares that do not vest shall be forfeited.

(c)                If the Grantee’s employment with the Company and all Subsidiaries terminates for any reason other than death or disability as described in Section 5(b) above or following a Change in Control as described in Section 5(d)(ii) below, the unvested portion of the Award shall be forfeited to the Company, and the Grantee’s rights, title and interest with respect to such forfeited SAR shall automatically lapse and be of no further force or effect. The Grantee hereby irrevocably designates and appoints the Secretary of the Company as the Grantee’s agent and attorney in fact, to act for or on behalf of the Grantee and in his or her name and stead, for the limited purpose of executing any documents and instruments to further evidence the forfeiture of the unvested Award.

(d)               If there is a Change in Control of the Company, and the Grantee has remained in continuous employment with the Company or a Subsidiary until such date:

(i)                 unless the Award is continued or assumed by a public company in an equitable manner, the SAR shall vest as to all of the Shares as of the date of the Change in Control; and

(ii)               if the Award is continued or assumed by a public company in an equitable manner, the Award shall continue to vest as provided in this Section 5; provided that if within two years following the Change in Control the Company terminates the Grantee’s employment without cause (as determined by the Committee in its sole discretion, unless otherwise defined in the Grantee's employment agreement with the Company), the unvested portion of the Award shall fully vest.

(e)                The foregoing provisions of this Section 5 shall be subject to the provisions of any written employment or severance agreement that has been or may be executed by the Grantee and the Company, and the provisions in such employment or severance agreement concerning the vesting of an Award shall supersede any inconsistent or contrary provision of this Section 5.

6.                  Exercise. The SAR may be exercised only during the term, as provided in Section 3, and only to the extent, if any, that it is then vested. The SAR may not be exercised more than once in any calendar year without the Company’s prior written consent. The SAR may be exercised by giving written notice (in a form substantially similar to Appendix A attached hereto) to the Secretary of the Company at its principal office, stating the number of Shares with respect to which the vested SAR is being exercised. Subject to the next following sentence, upon exercise of the SAR, the Company shall issue to the Grantee, or his or her personal representative, beneficiary or estate, as applicable, a number of shares of Common Stock having a Fair Market Value equal to the product of (a) the Spread times (b) the number of shares as to which the SAR is being exercised. If, at the time the Grantee exercises the SAR the Plan has not been approved by the Company’s stockholders, then in lieu of delivering Shares, the Company shall distribute cash equal to the Fair Market Value of such number of Shares.

2.                  Withholding Taxes. The Grantee shall pay to the Company an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock or cash upon exercise of any vested portion of the SAR. The Company in its sole discretion may permit the payment of additional withholding taxes up to the maximum statutory rate. Payment of such taxes may be made by one or more of the following methods: (a) in cash, (b) in cash received from a broker-dealer to whom the Grantee has submitted a notice and irrevocable instructions to deliver to the Company proceeds from the sale of a portion of the shares deliverable upon exercise of the SAR, (c) by delivery to the Company of other Common Stock owned by the Grantee that is acceptable to the Company, valued at its then Fair Market Value, and/or (d) by directing the Company to withhold such number of shares of Common Stock otherwise deliverable upon exercise of the SAR with a Fair Market Value equal to the amount of tax to be withheld. Notwithstanding the foregoing, if at the time the SAR is exercised the Plan has not been approved by the Company’s stockholders, such taxes shall be withheld from the amount of the cash settlement.

3.                  Share Delivery. If the Company issues Shares upon exercise of the Award, delivery of such shares will be by book-entry credit to an account in the Grantee’s name established by the Company with the Company’s transfer agent; provided that the Company shall, upon written request from the Grantee (or his or her estate or personal representative, as the case may be), issue certificates in the name of the Grantee (or his or her estate or personal representative) representing such Shares.

4.                  Rights as Stockholder. The Grantee shall not be entitled to any of the rights of a stockholder of the Company with respect to the Award, including the right to vote and to receive dividends and other distributions, until and to the extent the SAR is exercised and shares of Common Stock are delivered.

7.                  Insider Trading Policy. The exercise of the SAR and any sale of the Shares issuable upon such exercise are subject to the provisions of the Company’s Insider Trading Policy, as in effect from time to time.

8.                  Recoupment. Notwithstanding any other provision of this Agreement, to the extent required by applicable law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, or pursuant to the Company’s Incentive Recoupment Policy or any similar policy as may be in effect, the Company shall have the right to seek recoupment of all or any portion of the Award (including by forfeiture of any outstanding Award or by the Grantee’s remittance to the Company of Shares or of a cash payment equal to the Shares acquired upon exercise of the SAR). The value with respect to which such recoupment is sought shall be determined by the Committee. The Committee shall be entitled, as permitted by applicable law, to deduct the amount of such payment from any amounts the Company may owe to the Grantee.

9.                  Employment Status. The Award does not give the Grantee the right to be retained as an employee of the Company.

10.              Administration. The Award shall be administered in accordance with such regulations as the Committee shall from time to time adopt.

11.              Plan Governs. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall govern. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

12.              Governing Law. This Agreement, and the Award, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, this Agreement is executed by the Company this __th day of ________, ____, effective as of the ____ day of _________, ____.

HOUSTON WIRE & CABLE COMPANY

By:

Its:

AGREED AND ACCEPTED

I acknowledge receipt of the Houston Wire & Cable Company 2006 Stock Plan, as amended and restated effective March 1, 2015 (the “Plan”) and hereby accept this Nonqualified Stock Option subject to all the terms and conditions thereof. I agree to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions arising under the Plan or this Stock Option Agreement.

Dated:
Print Name:

Signature:

APPENDIX A

Houston Wire & Cable Company

10201 North Loop East

Houston, Texas 77029

Attn: Treasurer

NOTICE OF EXERCISE OF STOCK APPRECIATION RIGHT

I hereby give notice of my election to exercise, to the extent stated below, the stock appreciation right (“SAR”) granted to me on _____________ with respect to __________ shares of Common Stock of Houston Wire & Cable Company at a price of $____ per share, pursuant to the Houston Wire & Cable Company 2017 Stock Plan. I hereby elect to exercise such SAR to the extent of ________________ shares.

Dated:
(signature)

(printed name)

(address)

(city, state, zip code)

(Social Security Number)

THIS DOCUMENT IS TO BE USED TO EXERCISE YOUR SAR.